EATON VANCE GOVERNMENT OPPORTUNITIES FUND

EATON VANCE SHORT DURATION GOVERNMENT INCOME FUND

Supplement to Prospectus dated March 1, 2021 as revised May 17, 2021

1.       Effective immediately, the following replaces the fifth paragraph in “Principal Investment Strategies – Government Opportunities Fund” in Government Opportunities Fund’s statutory prospectus:

The portfolio managers may also use other active management techniques, such as mortgage dollar roll transactions, forward commitments, repurchase agreements, reverse repurchase agreements and any combination thereof. The Fund may enter into forward commitments to buy or sell agency MBS (to-be-announced transactions, or “TBAs”). The Fund may engage in short sales of securities with respect to not more than 25% of its net assets. The Fund may borrow from banks for investment purposes.

2.       Effective immediately, the following replaces the fourth paragraph in “Principal Investment Strategies – Short Duration Government Income Fund” in Short Duration Government Income Fund’s statutory prospectus:

The Fund may engage in borrowing and active management techniques. The Fund is authorized to borrow to acquire additional investments when it believes that the interest payments and other costs with respect to such borrowings will be exceeded by the anticipated total return on such investments. The Fund may enter into forward commitments to buy or sell agency MBS (to-be-announced transactions, or “TBAs”). In addition, the Fund at times may enter into mortgage dollar rolls. The Fund may engage in short sales of securities and in repurchase and reverse repurchase agreements.

October 15, 2021	39778 10.15.21

EATON VANCE GLOBAL BOND FUND

EATON VANCE EMERGING MARKETS LOCAL INCOME FUND

EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND

EATON VANCE GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE FUND

EATON VANCE SHORT DURATION STRATEGIC INCOME FUND

Supplement to Prospectus dated March 1, 2021

1.	The following replaces the fifth paragraph under “Principal Investment Strategies” in “Fund Summaries – Short Duration Strategic Income Fund”:

The Fund may engage in repurchase agreements, reverse repurchase agreements, forward commitments and short sales. The Fund may invest in Portfolios that acquire investments with borrowings. The Fund may enter into forward commitments to buy or sell agency MBS (to-be-announced transactions, or “TBAs”).

2.	The following replaces the third paragraph under “Global Opportunities Portfolio.” in “Further Information about the Portfolio(s)”:

The Portfolio expects to achieve certain exposures through purchasing and selling derivative transactions, including (but not limited to) foreign exchange forward contracts; futures on securities, indices, currencies, commodities, swaps, and other investments; options; interest rate swaps, cross-currency swaps, total return swaps; and credit default swaps, which may create economic leverage in the Portfolio. The Fund’s use of derivatives may be extensive and there is no stated limit on their use. The Portfolio may enter into forward commitments to buy or sell agency MBS (to-be-announced transactions, or “TBAs”). In addition, the Portfolio at times may enter into mortgage rolls.

October 15, 2021	39779 10.15.21